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                                                                    EXHIBIT 10.9

                           SECOND AMENDMENT TO LEASE

I.   PARTIES AND DATE.

     This Second Amendment to Lease (the "Amendment") dated June 17, 2002, is by and between THE IRVINE COMPANY ("Landlord"), and NEW CENTURY FINANCIAL CORPORATION, a Delaware corporation ("Tenant").

II.  RECITALS.

     Landlord and Tenant entered into an undated lease for space in two (2) buildings located at 340 Commerce and 350 Commerce, Suite 200 in Irvine, California, which lease was amended by a First Amendment to Lease dated May 1, 2002 (as amended, the "Lease").

     On or before the date of this Amendment, Landlord and New Century Mortgage Corporation have executed two (2) new leases, one (1) lease for premises located at 210 Commerce, Irvine, California (the "210 Commerce Lease") and one (1) lease for premises located at 200 Commerce, Irvine, California (the "200 Commerce Lease").

     Landlord and Tenant each desire to modify the Lease to make such other modifications as are set forth in "III. MODIFICATIONS" next below.

III. MODIFICATIONS.

     A. Basic Lease Provisions. The Basic Lease Provisions are hereby amended as follows:

     1. Item 9 is hereby deleted in its entirety and substituted therefore shall be the following:

        "9.  Security Deposit:  $94,140.00"

     2. Item 12 is hereby deleted in its entirety and substituted therefore shall be the following:

        "12.  Address for Payments and Notices:

               LANDLORD

               THE IRVINE COMPANY
               c/o Insignia/ESG, Inc.
               8105 Irvine Center Drive, Suite 350
               Irvine, CA 92618

               with a copy of notices to:

               THE IRVINE COMPANY
               dba Office Properties
               8105 Irvine Center Drive, Suite 300
               Irvine, CA 92618
               Attn:  Senior Vice President, Operations
               Office Properties

               TENANT

               NEW CENTURY FINANCIAL CORPORATION
               18400 Von Karman, Suite 1000
               Irvine, CA 92612
               Attention: Garrison W. Jaquess

     B. Security Deposit. Landlord currently holds a Security Deposit in the amount of One Hundred Eighty Three Thousand Two Hundred Sixty-Six Dollars ($183,266.00) under this Lease. Landlord and Tenant agree to apply portions of said Security Deposit as follows: (i) Fifty Two Thousand Five Hundred Forty-Three Dollars ($52,543.00) of the Security Deposit shall be transferred and held by Landlord as the "Security Deposit" under the 210 Commerce Lease, and
(ii) Thirty Six Thousand Five

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Hundred Eighty-Three Dollars ($36,583.00) of the Security Deposit shall be transferred and held by Landlord as the "Security Deposit" under the 200 Commerce Lease. Tenant shall have no further right or interest in said portions of the Security Deposit so transferred. Following such transfer, Landlord shall retain the remaining Security Deposit in the sum of Ninety Four Thousand One Hundred Forty Dollars ($94,140.00) as security under this Lease.

IV.  GENERAL.

     A. Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

     B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in "III. MODIFICATIONS" above and can be changed only by a writing signed by Landlord and Tenant.

     C. Counterparts. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

     D. Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

     E. Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

     F. Attorneys' Fees. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Amendment.

V.   EXECUTION.

     Landlord and Tenant executed this Amendment on the date as set forth in "I. PARTIES AND DATE." above.

LANDLORD:

THE IRVINE COMPANY
                                      [LEGAL
                                     APPROVAL
By: /s/ THOMAS A. GREUBEL              SEAL]     By: /s/ BRAD MORRICE
        -------------------------                        ---------------------
        Thomas A. Greubel, Vice President            Name: Brad Morrice
        Leasing, Office Properties                   Title: COO

By: /s/ CHRISTOPHER POPMA                        By:
        -------------------------                    -------------------------
        Christopher Popma, Vice President            Name: ___________________
        Asset Management, Office Properties          Title:___________________